Exhibit 10.33
FIRST AMENDMENT
TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 5, 2007 and is entered into by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”), and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as administrative agent (the “Administrative Agent”) for the Lenders, and is made with reference to that certain CREDIT AGREEMENT dated as of August 30, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, the Lenders, Citigroup Global Markets, Inc. and JPMorgan Chase Bank, N.A., as co-syndication agents, and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
     WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
1.1 Amendments to Section 1: Definitions.
     The definition of “Commitment Termination Date” is hereby amended by deleting clause (i) thereof in its entirety and renumbering the remaining clauses (ii), (iii) and (iv) as clauses (i), (ii) and (iii), respectively.
SECTION II. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
     A. Execution. Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized signatory of each of Borrower, Administrative Agent and the Requisite Lenders.
     B. Expenses. Administrative Agent shall have received all amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced,

reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or any other Loan Document.
     C. Necessary Consents. The Borrower shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.
SECTION III. REPRESENTATIONS AND WARRANTIES
     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true and correct in all material respects:
     A. Corporate Power and Authority. The Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.
     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of the Borrower.
     C. No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement and the other Loan Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any of its Subsidiaries or (B) any applicable order of any court or any rule, regulation or order of any governmental authority, (ii) conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any contractual obligation of the Borrower, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower, or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of the Borrower, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
     D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any governmental authority is or will be required in connection with the execution and delivery by the Borrower of this Amendment and the performance by Borrower of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
     E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and each constitutes a legal, valid and binding obligation of the Borrower to the extent a party thereto, enforceable against the Borrower in

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accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION IV. ACKNOWLEDGMENT AND CONSENT
     Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guarantee, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all Obligations under each the Credit Agreement.
     Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION V. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
     (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right,

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power or remedy of the Administrative Agent, the Syndication Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.
     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

WESTERN DIGITAL TECHNOLOGIES, INC.

By	/s/ Raymond M. Bukaty

Name:	Raymond M. Bukaty
Title:	Senior Vice President, Administration,
General Counsel and Secretary

Guarantors:

WESTERN DIGITAL CORPORATION

By:	/s/ Raymond M. Bukaty

Name:	Raymond M. Bukaty
Title:	Senior Vice President, Administration,
General Counsel and Secretary

WD MEDIA, INC.

By:	/s/ Raymond M. Bukaty

Name:	Raymond M. Bukaty
Title:	Secretary

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent
By:	/s/ Bruce Mendelsohn
Bruce Mendelsohn,
Authorized Signatory

Lenders GOLDMAN SACHS CREDIT PARTNERS L.P.
By:	/s/ Bruce Mendelsohn
Bruce Mendelsohn,
Authorized Signatory

CITICORP NORTH AMERICA, INC.

By	/s/ Deborah Ironson

Name:	Deborah Ironson
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By	/s/ David F. Gibbs

Name:	David F. Gibbs
Title:	Managing Director